UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   Current Report

                        Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934

                                    July 17, 2006
                    Date of Report (Date of earliest event reported)

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                            THE GREAT ATLANTIC & PACIFIC
                                 TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                        1-4141                  13-1890974
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                  Two Paragon Drive
                              Montvale, New Jersey 07645
                        (Address of principal executive offices)

                                   (201) 573-9700
                   (Registrant's telephone number, including area code)

                                   Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b)) ? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02.    Departure of Directors or Principal Officers; Election of
              Directors;
              Appointment of Principal Officers.

On July 13, 2006, The Great Atlantic & Pacific Tea Company, Inc. received the resignations of Mrs. Helga Haub and Mr. Richard Nolan from the Company's Board of Directors.


Item 8.01.     Other Events.


At the Company's Annual Board of Directors meeting, held on July 13, 2006, the Board approved a resolution reducing the number of Directors on the Board to seven, in accordance with Article III, Section 2 of the Company's By-Laws.

                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 17, 2006




                                THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                                By:     /s/ Christian W. E. Haub
                                            Executive Chairman


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